Goodwill	12 Months Ended
Dec. 31, 2023
Goodwill.
Goodwill

6.    Goodwill

Changes in the carrying amount of goodwill during the years ended December 31, 2023 and 2022, are as follows:

	January 1,	Impairment	Exchange	December 31,	Impairment	Exchange	December 31,
	2022	(Note 27.8)	differences	2022	(Note 27.8)	differences	2023
	US$'000	US$'000	US$'000	US$'000	US$'000	US$'000	US$'000
U.S. Silicon Metal cash generating units	17,230	—	—	17,230	—	—	17,230
U.S. Silicon Based Alloys cash generating units	12,472	—	—	12,472	—	—	12,472
Total	29,702	—	—	29,702	—	—	29,702

The Company recorded the excess of the cost of acquisition over the Company’s interest in the fair value of the identifiable assets and liabilities assumed at the date of acquisition as goodwill.

For the years ended December 31, 2023 and December 31, 2022, in connection with our annual goodwill impairment test, the Company did not recognize an impairment charge.

Ferroglobe operates in a cyclical market, and silicon and silicon-based alloy index pricing and foreign import pressure into the U.S. markets impact the future projected cash flows used in our impairment analysis. Recoverable value was estimated based on discounted cash flows. Estimates under the Company’s discounted income-based approach involve numerous variables including anticipated sales price and volumes, cost structure, discount rates and long-term growth, and therefore could impact the recoverable values in the future.

Key assumptions used in the determination of recoverable value

Goodwill is allocated to its respective cash-generating units or groups of cash-generating units and tested annually for impairment. The Company has determined that the lowest level within the Company that goodwill is monitored for internal management purposes comprises four individual US CGUs aggregated into two groups of cash-generating units for review. In accordance with the requirements of IAS 36, an impairment loss is recorded when the recoverable amount is below the carrying amount of the net assets of a cash-generating unit (including the goodwill allocated to it). A CGU’s or group of CGU’s recoverable amount is the higher of its fair value less costs of disposal and its value in use. As of the reporting year, the recoverable amount for all groups of cash-generating units to which goodwill has been allocated is determined based on value in use.

Management makes estimates, assumptions and judgements on uncertain matters. For each group of cash-generating units to which goodwill has been allocated, the value in use is determined based on economic assumptions and forecasted operating conditions as follows:

	2023	2022	2021
	U.S.	U.S.	U.S.
Discount rate	14.1%	14.6%	13.2%
Long-term growth rate	2.3%	2.0%	2.3%

Discount rate

The discount rate, applied to discount the related cash flows, is the weighted average cost of capital (WACC), determined by the weighted average cost of equity and cost of debt according to the finance structure determined for each group of  CGUs.

This rate is calculated using the capital asset pricing model (CAPM), which considers the asset’s systemic risk, and the impact of those risks not already considered on cash flows, such as country risk, business-specific credit risk, currency risk and price risk specific to the financial asset, constantly monitoring the fluctuations of the financial markets.

The main underlying data used in these calculations are obtained from independent and renowned external information sources.

Long-term growth rate

Cash flow projections from the sixth year are calculated using an expected constant growth rate (g), considering projected CPI data collected from a variety of third party, external sources.

These assumptions have been used in the impairment test for each of the two groups of cash-generating units to which goodwill has been allocated.

Our approach in determining the recoverable amount utilizes a discounted cash flow methodology, which necessarily involves making numerous estimates and assumptions regarding, operating costs, appropriate discount rates and working capital requirements. The key assumptions used for estimating cash flow projections in the Group’s impairment testing are those relating to discount rate, revenue, and EBITDA for the subsequent five-year period (2024-2028) and perpetuity beyond this point. The average operating profit margin is 24.1% (Silicon Metal) and 32.3% (Silicon-Based Alloys) and a Compound Annual Growth Rate of 6.0% (Silicon Metal) and 11.8% (Silicon-Based Alloys).

These estimates will likely differ from future actual results of operations and cash flows, and it is possible that these differences could be material. In addition, judgements are applied in determining the level of CGU groups identified for impairment testing and the criteria used to determine which assets should be aggregated. Changes in our business activities or structure may also result in additional changes to the level of testing in future periods. Further, future events could cause the Group to conclude that impairment indicators exist and that the asset values associated with a given operation have become impaired.

Sensitivity to changes in assumptions

Changing management’s assumptions could significantly affect the evaluation of the value in use of our groups of cash-generating units and, therefore, the impairment result. As of December 31, 2023 there is a $378,206 thousand headroom between the carrying value of our U.S. groups of cash generating units including goodwill and their recoverable value.

The following changes to the assumptions used in the impairment test lead to the following changes in recoverable value:

		Excess of	Sensitivity on		Sensitivity on		Sensitivity on
		recoverable	discount rate		long-term growth rate		EBITDA
		value over	Decrease	Increase	Decrease	Increase	Decrease	Increase
	Goodwill	carrying vale	by 10%	by 10%	by 10%	by 10%	by 10%	by 10%
U.S. Silicon Metal cash generating unit	17,230	87,454	57,487	(45,666)	(3,749)	3,937	(75,506)	75,506
U.S. Silicon Based Alloys cash generating unit	12,472	290,752	85,147	(68,244)	(7,283)	7,648	(102,254)	102,254
	29,702	378,206

The sensitivity analysis revealed that no reasonable possible changes in any of the key assumptions would result in the carrying amount of either of the CGU groups exceeding their recoverable amount as of December 31, 2023.